Exhibit (b)(2)
                                                                   CONFIDENTIAL
                                                   FOR DISCUSSION PURPOSES ONLY
                                BANNON & CO.
                            202 NORTH CANON DRIVE
                       BEVERLY HILLS, CALIFORNIA 90210
                      [310] 276-3555 FAX [310] 276-0583





-------------------------------------------------------------------------------


                             PRESENTATION TO THE
                        BOARD OF DIRECTORS REGARDING
                                PROJECT BREAK

-------------------------------------------------------------------------------





                                 PREPARED BY
                                 BANNON & CO.
                               OCTOBER 2, 1995

                                                                    CONFIDENTIAL


                                PROJECT BREAK



                              TABLE OF EXHIBITS


Exhibit 1        Business Description

Exhibit 2        Summary Historical and Projected Financial Information

Exhibit 3        Stock Price History of Break and Selected Publicly Traded
                 Companies

Exhibit 4 Operating Performance Comparison of Break and Selected Publicly Traded Companies

Exhibit 5        Common Stock Comparison of Break and Selected Publicly Traded
                 Companies

Exhibit 6        Selected Valuation Issues

Exhibit 7        Analysis at Various Prices

EXHIBIT 1                                                           CONFIDENTIAL

                              BUSINESS DESCRIPTION

-  Acquires and operates nine billiard clubs located throughout the U.S.

          - Clubs are part of the new generation of upscale billiard parlors in the U.S.

          - Clubs offer a wide variety of entertainment and food service and are designed to attract a broad customer base (pool, darts, electronic games, full bar, light food service, private party rental rooms)

-  Nine existing clubs and potentially developing club in Tacoma, Washington

          -  100% owned clubs (Miami, Cleveland, Seattle, Pasadena, Long Beach)

          - Partnership interest clubs (Cleveland Heights, Worcester, Champaign, Annapolis)

          -  All leased properties

- Fiscal 1995 (March 31) Revenue and Adjusted EBITDA of $8.0 million and $170.4 thousand, respectively

-  Assets $7.5 million

-  Total Debt $1.4 million

-  Stockholders' Equity $3.0 million

-  Miscellaneous

          -  NASDAQ OTC

          -  Never paid a dividend

          -  Shares outstanding 9,137,798

EXHIBIT 2                                                           CONFIDENTIAL

                                PROJECT BREAK

           SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION

                         (CONSOLIDATED; NO TACOMA)

Revenues                                       Year Ended March 31,                                                 CAGR
----------------------------   -------------------------------------------------------------------------------    ---------
                                1992 A      1993 A       1994 A      1995 A     LTM A (6/30/95)    1996 E (a)       92-95
                               ---------   ---------   ---------    ---------   ---------------    ---------      ---------
Table Time Rentals             1,153,204   1,149,192   1,685,295    2,185,498             NA       2,677,656        23.75%
Beverage Sales                 1,238,544   1,444,950   2,351,522    3,909,178             NA       5,902,933        46.69%
Cafe Sales                       414,239     524,871     911,036    1,360,961             NA       2,039,881        48.66%
Pro Shop & Other                  83,629     184,877     199,784      513,609             NA         842,564        83.13%
Insurance Settlement                   0     277,784           0            0             NA               0            NA
                               ---------   ---------   ---------    ---------      ---------       ---------      ---------
   Total Revenues              2,889,616   3,581,072   5,147,637    7,969,246      8,832,827      11,463,034        40.24%

Expenses
----------------------------
Cost of Club Operations        2,544,709   2,652,053   4,424,245    6,433,684      7,171,293       8,895,594        36.23%
                               ---------   ---------   ---------    ---------      ---------       ---------
   Gross Margin (b)              344,907     929,019     723,392    1,535,592      1,661,534       2,567,440        64.51%

General and Administrative     1,072,615     496,447     641,492    1,145,174      1,278,455       1,436,649         2.21%
                               ---------     -------     -------    ---------      ---------       ---------
   EBITDA                       (727,708)    432,572      81,900      380,388        383,079       1,130,751            NA

Adjustments:
CEO Compensation                 150,000     150,000     200,000      200,000        200,000         200,000
Bonus                                  0           0           0       20,000         20,000          20,000
                               ---------     -------     -------    ---------      ---------       ---------
   Total Adjustments             150,000     150,000     200,000      220,000        220,000         220,000

   Adjusted EBITDA              (877,708)    282,572    (118,100)     170,388        163,079         910,751

Depreciation and Amortization    238,478     324,852     394,134      523,500        553,406         666,028        29.96%
                               ---------     -------     -------    ---------      ---------       ---------
   Adjusted EBIT              (1,116,186)    (42,280)   (512,234)    (353,112)      (390,327)        244,723            NA

Other Costs, Expenses and
Income
-------------------------
Start up Costs                         0     (33,888)   (241,018)    (534,808)      (465,829)       (100,000)
Prov. for Lessees               (224,629)          0    (353,000)     (41,587)       (41,587)              0
Interest Expense                 (18,890)    (48,692)    (49,540)     (98,021)      (128,119)       (144,993)
Other Income (Interest)           79,574      30,684      48,786       49,917         50,558          17,973
Investments                       68,727           0     (45,000)       4,785              0               0

EXHIBIT 2                                                           CONFIDENTIAL


Revenues                                       Year Ended March 31,                                                 CAGR
----------------------------   -------------------------------------------------------------------------------    ---------
                                1992 A      1993 A       1994 A      1995 A     LTM A (6/30/95)    1996 E (a)       92-95
                               ---------   ---------   ---------    ---------   ---------------    ---------      ---------
Income Applicable to Minority
  Int.                                 0          0       19,477     (110,231)      (101,075)       (292,928)
Discontinued Operations         (604,272)    97,010       28,247            0              0               0
                               ---------    -------      -------    ---------      ---------       ---------
   Total Other                  (699,490)    54,114     (592,048)    (729,945)      (686,052)       (519,948)

   Adjusted Pre-Tax Income    (1,815,676)    11,834   (1,104,282)  (1,083,057)    (1,076,379)       (275,225)          NA

Taxes                                  0          0            0            0              0               0
                               ---------    -------   ----------   ----------     ----------       ---------
Adjusted Net Income           (1,815,676)    11,834   (1,104,282)  (1,083,057)    (1,076,379)       (275,225)          NA
                               =========    =======   ==========   ==========     ==========       =========

MARGINS
Gross Margin                      11.94%     25.94%       14.05%       19.27%         18.81%          22.40%
EBITDA Margin                         NA     12.08%        1.59%        4.90%          4.34%           9.86%
Adjusted EBITDA Margin                NA      7.89%           NA        2.14%          1.85%           7.95%
Adjusted EBIT Margin                  NA         NA           NA           NA             NA           2.13%
Adjusted Net Margin                   NA      0.33%           NA           NA             NA              NA

PERCENTAGE OF REVENUE
Table Time Rentals                30.91%     32.09%       32.74%       27.42%             NA          23.36%
Beverage Sales                    42.86%     40.35%       45.68%       40.05%             NA          51.50%
Cafe Sales                        14.34%     14.66%       17.70%       17.08%             NA          17.80%
Pro Shop & Other                   2.89%      5.16%        3.88%        6.44%             NA           7.35%
Insurance Settlement               0.00%      7.74%        0.00%        0.00%             NA           0.00%
                                --------   --------     --------     --------             --        --------
                                 100.00%    100.00%      100.00%      100.00%             NA         100.00%

Notes

(a)  Management's projections.
(b) Gross margin is calculated by subtracting cost of goods sold, club rent, club wages and direct operating costs from total revenues.

EXHIBIT 2                                                           CONFIDENTIAL



                                 PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                     MIAMI

Revenues                    1992 A      1993 A         1994 A       1995 A       1996 E    CAGR 92-95
--------                    -------     -------      ---------    ---------   ---------    ----------
Table Time Rentals          432,436     294,883        472,936      440,482     445,225
Beverage Sales              282,692     235,948        419,276      423,459     455,426
Cafe Sales                   98,737      79,368        145,319      146,832     161,400
Pro Shop and Other           21,534     120,415         36,962       47,246      55,582
                            -------     -------      ---------    ---------   ---------
   Total                    835,399     730,614      1,074,493    1,058,019   1,117,633        8.19%

Expenses
--------
Cost of Sales               143,135     107,964        199,168      200,634     207,222
Wages                       188,865     171,677        231,970      263,034     251,210
Rent                        253,760     142,834        268,890      263,874     262,092
Direct Operating Costs      179,171     152,157        201,496      201,546     181,061
   Total                    764,931     574,652        901,524      929,088     901,585         6.7%
                            -------     -------        -------      -------     -------

Gross Margin                 70,468     155,962        172,969      128,931     216,048       22.31%
                            =======     =======        =======      =======     =======

Gross Margin Percentage       8.44%      21.35%         16.10%       12.19%      19.30%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                   SEATTLE

Revenues                    1992 A       1993 A       1994 A        1995 A      1996 E     CAGR 92-95
--------                   ---------   ---------    ---------     ---------   ---------    ----------
Table Time Rentals           460,109     499,221      572,328       641,184     696,411
Beverage Sales               488,980     531,186      545,905       623,292     705,124
Cafe Sales                   234,857     306,383      347,733       403,973     467,760
Pro Shop and Other            38,163      43,594       62,489       110,232     134,919
                           ---------   ---------    ---------     ---------   ---------
   Total                   1,222,109   1,380,384    1,528,455     1,778,681   2,004,214       13.33%

Expenses
--------
Cost of Sales                210,066     237,129      265,353       295,544     330,715
Wages                        323,995     349,681      381,267       453,029     538,035
Rent                         270,064     279,096      289,781       292,780     309,052
Direct Operating Costs       262,596     251,546      268,538       295,431     268,642
   Total                   1,066,721   1,117,452    1,204,939     1,336,784   1,446,444        7.81%
                           ---------   ---------    ---------     ---------   ---------

Gross Margin                 155,388     262,932      323,516       441,897     557,770       41.66%
                           =========   =========    =========     =========   =========

Gross Margin Percentage       12.71%      19.05%       21.17%        24.84%      27.83%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                  CLEVELAND

Revenues                    1992 A       1993 A       1994 A       1995 A       1996 E    CAGR 92-95
--------                    -------      -------      -------      -------      -------   ----------
Table Time Rentals          260,659      218,098      185,914      225,358      238,529
Beverage Sales              466,872      383,916      357,162      469,775      510,014
Cafe Sales                   80,645       81,136       93,470      120,354      129,693
Pro Shop and Other           23,932       16,106       17,170       26,363       32,124
                            -------      -------      -------      -------      -------
   Total                    832,108      699,256      653,716      841,850      910,360        0.39%

Expenses
--------
Cost of Sales               179,465      150,023      153,077      193,685      205,561
Wages                       200,302      165,319      156,197      162,573      206,398
Rent                        165,074      160,043      133,703      133,132      109,501
Direct Operating Costs      168,216      156,070      166,057      186,690      164,305
   Total                    713,057      631,445      609,034      676,080      685,765       -1.76%
                            -------      -------      -------      -------      -------

Gross Margin                119,051       67,801       44,682      165,770      224,595       11.67%
                            =======      =======      =======      =======      =======

Gross Margin Percentage      14.31%        9.70%        6.84%       19.69%       24.67%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                              CLEVELAND HEIGHTS

Revenues                     1993 A      1994 A       1995 A        1996 E     CAGR 92-95
--------                    --------    --------     --------      --------    ----------
Table Time Rentals           136,990     243,913      242,123       257,482
Beverage Sales               293,900     450,285      445,684       488,889
Cafe Sales                    57,984     124,921      130,836       140,773
Pro Shop and Other             4,762      16,345       32,902        38,100
                            --------    --------     --------      --------
   Total                     493,636     835,464      851,545       925,254       31.34%

Expenses
--------
Cost of Sales                 99,286     180,893      182,235       191,937
Wages                        107,141     204,198      183,008       229,805
Rent                          22,117     113,040      108,667       115,292
Direct Operating Costs        99,950     226,497      218,823       182,039
   Total                     328,494     724,628      692,733       719,073       45.22%
                             -------     -------      -------       -------

Gross Margin                 165,142     110,836      158,812       206,181       -1.94%
                             =======     =======      =======       =======

Gross Margin Percentage       33.45%      13.27%       18.65%        22.28%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                   PASADENA

Revenues                     1994 A       1995 A       1996 E     CAGR 94-95
--------                    --------     --------     --------    ----------
Table Time Rentals          119,341      191,456      205,525
Beverage Sales              206,904      378,022      406,242
Cafe Sales                  136,427      236,211      279,952
Pro Shop and Other            1,346        1,864        2,506
                            -------      -------      -------
   Total                    464,018      807,553      894,225       74.03%

Expenses
--------
Cost of Sales               122,170      212,330      219,169
Wages                       133,834      245,589      232,091
Rent                         80,139      141,159      138,466
Direct Operating Costs      112,657      202,069      163,231
   Total                    448,800      801,147      752,957       78.51%
                            -------      -------      -------

Gross Margin                 15,218        6,406      141,268      -57.91%
                            =======      =======      =======

Gross Margin Percentage       3.28%        0.79%       15.80%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                  WORCESTER

Revenues                     1994 A      1995 A       1996 E    CAGR 94-95
--------                    ---------   --------    ----------  ----------
Table Time Rentals            90,863     203,887       194,906
Beverage Sales               371,990     720,862       647,220
Cafe Sales                    63,166     107,831        73,071
Pro Shop and Other            65,472     154,038       139,830
                             -------   ---------     ---------
   Total                     591,491   1,186,618     1,055,027      100.61%

Expenses
--------
Cost of Sales                158,146     319,223       256,637
Wages                        121,088     278,368       244,979
Rent                         121,997     185,064       177,900
Direct Operating Costs       134,069     263,445       227,566
                             -------   ---------     ---------
   Total                     535,320   1,046,100       907,082       95.42%

Gross Margin                  56,171     140,518       147,945      150.16%
                             =======   =========       =======

Gross Margin Percentage        9.50%      11.84%        14.02%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                  CHAMPAIGN

Revenues                            1995 A        1996 E
---------------                   ---------     ---------
Table Time Rentals                 101,969        158,421
Beverage Sales                     357,588        619,998
Cafe Sales                         151,082        256,166
Pro Shop and Other                  51,793        101,517
                                  --------      ---------
   Total                           662,432      1,136,102

Expenses
--------
Cost of Sales                      169,327        276,860
Wages                              153,031        272,856
Rent                                47,675         82,820
Direct Operating Costs             107,434        189,614
                                   -------        -------
   Total                           477,467        822,150

Gross Margin                       184,965        313,952
                                   =======        =======

Gross Margin Percentage             27.92%         27.63%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                  ANNAPOLIS

Revenues                           1995 A          1996 E
-------------------               --------       ---------
Table Time Rentals                139,039          251,455
Beverage Sales                    490,496          999,199
Cafe Sales                         63,842          116,872
Pro Shop and Other                 89,171          187,113
                                  -------        ---------
   Total                          782,548        1,554,629

Expenses
--------
Cost of Sales                     176,291          333,301
Wages                             131,728          376,467
Rent                               51,434          118,436
Direct Operating Costs            114,832          276,830
                                  -------        ---------
   Total                          474,285        1,105,034

Gross Margin                      308,263          449,595
                                  =======         ========

Gross Margin Percentage            39.39%           28.92%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                  LONG BEACH

Revenues                                 1996 E
---------------                        ----------
Table Time Rentals                        229,702
Beverage Sales                          1,070,831
Cafe Sales                                414,194
Pro Shop and Other                        150,863
                                        ---------
   Total                                1,865,590

Expenses
--------
Cost of Sales                             462,219
Wages                                     497,013
Rent                                      284,394
Direct Operating Costs                    284,394
                                        ---------
   Total                                1,555,504

Gross Margin                              310,086
                                        =========

Gross Margin Percentage                    16.62%

EXHIBIT 2                                                           CONFIDENTIAL


                                PROJECT BREAK

            SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                    TACOMA

Revenues                                  1996 E
-------------                            --------
Table Time Rentals                       125,000
Beverage Sales                           187,600
Cafe Sales                               166,000
Pro Shop and Other                       148,800
                                         -------
   Total                                 627,400

Expenses
--------
Cost of Sales                            119,200
Wages                                    196,625
Rent                                      55,800
Direct Operating Costs                    91,925
                                         -------
   Total                                 463,550

Gross Margin                             163,850
                                         =======

Gross Margin Percentage                   26.12%

EXHIBIT 2                                                         CONFIDENTIAL


                                 PROJECT BREAK

             SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                          GROSS MARGIN SUMMARY BY CLUB


Club                             1992 A         1993 A        1994 A        1995 A         1996 E
-----------------------       -----------    -----------   -----------   -----------    ----------
Miami                             70,468        155,962       172,969       128,931        216,048
Seattle                          155,388        262,932       323,516       441,897        557,700
Cleveland                        119,051         67,801        44,682       165,770        224,595
Cleveland Heights                     NA        165,142       110,836       158,812        206,181
Pasadena                              NA             NA        15,218         6,406        141,268
Worcester                             NA             NA        56,171       140,518        147,945
Champaign                             NA             NA            NA       184,965        313,952
Annapolis                             NA             NA            NA       308,263        449,595
Long Beach                            NA             NA            NA            NA        310,086
Tacoma                                NA             NA            NA            NA        163,850
                              -----------    -----------   -----------   -----------    ----------
   Total Gross Margin            344,907        651,837       723,392     1,535,562      2,731,290

General and Administrative    (1,072,615)      (496,447)     (641,492)   (1,145,174)    (1,436,689)
                              -----------    -----------   -----------   -----------    ----------

EBITDA                          (727,708)       155,390        81,900       390,388      1,294,601

Other Adjustments               (983,380)    (1,128,019)   (2,100,734)   (2,807,319)      (941,708)
                              -----------    -----------   -----------   -----------    ----------

Total                         (1,711,088)      (972,629)   (2,018,834)   (2,416,931)       352,894

EXHIBIT 2                                                         CONFIDENTIAL

                                 PROJECT BREAK

             SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                        (CONSOLIDATED; INCLUDES TACOMA)

Revenues                                                 Year Ended March 31,                                    CAGR
------------------------       ------------------------------------------------------------------------------   -------
                                                                                      LTM A
                                1992 A     1993 A        1994 A      1995 A        (6/31/95)       1996 E (a)     92-95
                               ---------   ---------   ---------    ---------      ---------      ----------     ------
Table Time Rentals             1,153,204   1,149,192   1,685,295    2,185,498             NA       2,802,656     23.75%
Beverage Sales                 1,238,544   1,444,950   2,351,522    3,909,178             NA       6,090,533     46.69%
Cafe Sales                       414,239     524,871     911,036    1,360,961             NA       2,205,881     46.66%
Pro Shop & Other                  83,629     184,877     199,784      513,609             NA         991,364     83.13%
Insurance Settlement                   0     277,182           0            0             NA               0         NA
                               ---------   ---------   ---------    ---------      ---------      ----------
   Total Revenues              2,889,616   3,581,072   5,147,837    7,988,246      8,832,827      12,090,434     40.24%

Expenses
------------------------
Cost of Club Operations        2,544,709   2,652,053   4,424,245    6,433,584      7,171,293       9,359,144     36.23%
                               ---------   ---------   ---------    ---------      ---------       ---------
   Gross Margin (b)              344,907     929,019     723,392    1,535,592      1,661,534       2,731,290     64.51%

General and Administrative     1,072,615     496,447     641,492    1,145,174      1,278,455       1,436,689      2.21%
                               ---------     -------     -------    ---------      ---------       ---------
    EBITDA                      (727,708)    432,572      81,900      380,388        383,079       1,294,601         NA

Adjustments:

CEO Compensation                 150,000     150,000     200,000      200,000        200,000         200,000
Bonus                                  0           0           0       20,000         20,000          20,000
                               ---------     -------     -------    ---------      ---------       ---------
   Total Adjustments             150,000     150,000     200,000      220,000        220,000         220,000

   Adjusted EBITDA              (877,708)    282,572    (118,100)     170,388        163,079       1,074,601

Depreciation and Amortization    234,478     324,652     384,134      523,500        553,406         652,028     29.96%
                               ---------     -------     -------    ---------      ---------       ---------
   Adjusted EBIT              (1,116,186)    (42,280)   (512,234)    (363,112)      (380,327)        422,573         NA

Other Costs, Expenses and
Income
------------------------
Start up Costs                         0     (33,888)   (241,018)    (534,808)      (485,829)       (100,000)
Prov. for Lossees               (224,629)          0    (353,000)     (41,587)       (41,587)              0
Interest Expense                 (18,890)    (48,692)    (49,540)     (98,021)      (128,119)        (45,000)
Other Income (Interest)           79,574      39,684      48,786       49,917         50,558          18,573
Sale of Investments               68,727           0     (45,000)       4,785              0               0

EXHIBIT 2                                                         CONFIDENTIAL


Revenues                                                 Year Ended March 31,                                    CAGR
------------------------       ------------------------------------------------------------------------------   -------
                                                                                      LTM A
                                1992 A       1993 A      1994 A      1995 A        (6/31/95)      1996 E (a)     92-95
                               ---------   ---------   ---------    ---------      ---------      ----------    ------

Income Applicable to
  Minority Int.                       0           0       19,477     (110,231)       (101,075)      (292,928)

Discontinued Operations        (604,272)     97,010       28,247            0               0              0
                               ---------     ------    ---------     --------        --------       --------
   Total Other                 (699,490)     54,114     (592,048)    (729,945)       (686,052)      (410,355)

   Adjusted Pre-Tax Income   (1,815,676)     11,834   (1,104,282)  (1,083,057)     (1,076,379)         3,218       NA



Taxes            40%                  0           0            0            0               0              0
                             -----------     ------   ----------   ----------      ----------         ------
Adjusted Net Income          (1,815,676)     11,834   (1,104,282)  (1,083,057)     (1,076,379)         3,218       NA
                             ===========     ======   ==========   ==========      ==========         ======

MARGINS
Gross Margin                     11.94%      25.94%       14.05%       19.27%          18.81%         22.59%
EBITDA Margin                        NA      12.08%        1.59%        4.90%           4.34%         10.71%
Adjusted EBITDA Margin               NA       7.89%           NA        2.14%           1.85%          8.89%
Adjusted EBIT Margin                 NA          NA           NA           NA              NA          3.50%
Adjusted Net Margin                  NA       0.33%           NA           NA              NA         -2.40%

PERCENTAGE OF REVENUE
Table Time Rentals               30.91%      32.08%       32.74%       27.42%              NA         23.18%
Beverage Sales                   42.86%      40.35%       45.68%       49.05%              NA         50.37%
Cafe Sales                       14.34%      14.66%       17.70%       17.08%              NA         18.24%
Pro Shop & Other                  2.89%       5.16%        3.88%        6.44%              NA          8.20%
Insurance Settlement              0.00%       7.74%        0.00%        0.00%              NA          0.00%
                             ----------      ------   ----------   ----------      ----------         ------
                                100.00%     100.00%      100.00%      100.00%              NA        100.00%

Notes

(a)  Management's projections.
(b) Gross margin is calculated by subtracting cost of goods sold, club rent, club wages and direct operating costs from total revenues.

EXHIBIT 2                                                         CONFIDENTIAL

                                 PROJECT BREAK

             SUMMARY HISTORICAL AND PROJECTED FINANCIAL INFORMATION
                                 BALANCE SHEET


                                                                 3/31/95            6/30/95
                                                                 -------            -------
Assets
------

Current Assets:
   Cash and cash equivalents                                     $564,120           $392,147
   Restricted Cash                                                690,000            115,354
   Inventory                                                      155,567            175,509
   Accounts receivable                                             33,688             31,429
   Other current assets                                           263,910            201,274
                                                               ----------            -------
     Total current assets                                       1,707,285            915,713

Investments, net                                                   39,725             39,725
Property and equipment, net                                     4,988,624          5,449,634
Goodwill, net                                                     858,636            845,323
Other assets                                                      253,202            264,059
                                                               ----------         ----------
     Total assets                                              $7,847,472         $7,514,454
                                                               ==========         ==========

Liabilities and stockholders equity
-----------------------------------

Current Liabilities:

   Accounts payable                                              $683,028           $645,784
   Accrued expenses and other liabilities                         564,584            559,738
   Current portion of notes and equipment leases payable          484,158            506,380
                                                               ----------         ----------
     Total current liabilities                                  1,731,770          1,711,902

EXHIBIT 2                                                         CONFIDENTIAL


                                                                 3/31/95            6/30/95
                                                                 -------            -------
Notes and equipment leases payable                              1,566,171          1,355,524
                                                                ---------          ---------
     Total liabilities                                          3,299,941          3,067,426

   Minority interest                                            1,435,785          1,423,033

Stockholders equity:
   Common Stock ($.001 par value)                                   9,138              9,138
   Paid in capital                                              9,513,277          9,513,277
   Accumulated deficit                                         (6,307,256)        (6,498,420)
                                                               -----------        -----------
     Total                                                      3,215,159          3,023,995

Note receivable from stockholders                                (103,413)                 0
Total stockholders' equity                                      3,111,746          3,023,995
                                                                ---------          ---------

     Total liabilities and stockholders equity                 $7,847,472         $7,514,454
                                                               ==========         ==========


EXHIBIT 3                                                           CONFIDENTIAL

                                 PROJECT BREAK
                       WEEKLY INDEXED STOCK PRICE HISTORY


              ---------------------------------------------------------------------------------------------------------------------
                   BREAK                  O'CHARLEYS               BRINKER                 WCCI                   S&P 500
              ---------------------------------------------------------------------------------------------------------------------
DATES          PRICE      INDEX       PRICE       INDEX      PRICE        INDEX      PRICE      INDEX         PRICE       INDEX
-----------------------------------------------------------------------------------------------------------------------------------
02-Oct-92      0.7500    100.0000     5.5000     100.0000     16.2780    100.0000    0.0000                   410.4700    100.0000
-----------------------------------------------------------------------------------------------------------------------------------
09-Oct-92      0.7500    100.0000     5.2500      95.4545     15.8890     97.6103    0.0000                   402.6600     98.0973
-----------------------------------------------------------------------------------------------------------------------------------
16-Oct-92      0.7500    100.0000     5.2500      95.4545     15.9440     97.9482    0.0000                   411.7300    100.3070
-----------------------------------------------------------------------------------------------------------------------------------
23-Oct-92      0.8750    116.6667     6.0830     110.6000     16.9440    104.0914    0.0000                   414.1000    100.8844
-----------------------------------------------------------------------------------------------------------------------------------
30-Oct-92      0.6250     83.3333     6.4170     116.6727     16.7780    103.0716    0.0000                   418.6800    102.0001
-----------------------------------------------------------------------------------------------------------------------------------
05-Nov-92      0.5625     75.0000     6.6670     121.2182     17.4440    107.1630    0.0000                   417.5800    101.7322
-----------------------------------------------------------------------------------------------------------------------------------
13-Nov-92      0.6875     91.6667     6.6670     121.2182     17.3330    106.4811    0.0000                   422.4300    102.9137
-----------------------------------------------------------------------------------------------------------------------------------
20-Nov-92      0.9375    125.0000     6.5000     118.1818     18.7780    115.3582    0.0000                   426.6500    103.9418
-----------------------------------------------------------------------------------------------------------------------------------
27-Nov-92      1.0625    141.6667     7.0000     127.2727     18.6110    114.3322    0.0000                   430.1600    104.7969
-----------------------------------------------------------------------------------------------------------------------------------
04-Dec-92      0.9375    125.0000     7.6670     139.4000     18.3890    112.9684    0.0000                   432.0600    105.2598
-----------------------------------------------------------------------------------------------------------------------------------
11-Dec-92      0.8750    116.6667     6.8330     124.2364     17.7780    109.2149    0.0000                   433.7300    105.6667
-----------------------------------------------------------------------------------------------------------------------------------
18-Dec-92      1.0000    133.3333     6.8330     124.2364     17.8890    109.8968    0.0000                   441.2800    107.5060
-----------------------------------------------------------------------------------------------------------------------------------
25-Dec-92      0.8750    116.6667     6.6670     121.2182     17.8330    109.5528    0.0000                   439.7700    107.1382
-----------------------------------------------------------------------------------------------------------------------------------
01-Jan-93      0.8750    116.6667     7.0000     127.2727     18.2780    112.2865    0.0000                   435.7100    106.1490
-----------------------------------------------------------------------------------------------------------------------------------
08-Jan-93      0.8750    116.6667     6.8330     124.2364     19.7220    121.1574    0.0000                   429.0500    104.5265
-----------------------------------------------------------------------------------------------------------------------------------
15-Jan-93      1.0000    133.3333     7.0000     127.2727     20.2220    124.2290    0.0000                   437.1500    106.4999
-----------------------------------------------------------------------------------------------------------------------------------
22-Jan-93      0.8750    116.6667     6.8330     124.2364     20.6110    126.6187    0.0000                   436.1100    106.2465
-----------------------------------------------------------------------------------------------------------------------------------
29-Jan-93      0.9688    129.1667     6.1670     112.1273     20.4440    125.5928    0.0000                   438.7800    106.8970
-----------------------------------------------------------------------------------------------------------------------------------
05-Feb-93      0.9375    125.0000     7.0000     127.2727     21.6700    133.1060    0.0000                   448.9300    109.3697
-----------------------------------------------------------------------------------------------------------------------------------
12-Feb-93      0.9375    125.0000     6.6670     121.2182     20.2780    124.5730    0.0000                   444.5800    108.3100
-----------------------------------------------------------------------------------------------------------------------------------
19-Feb-93      0.8125    108.3333     5.8330     106.0545     19.7780    121.5014    0.0000                   434.2200    105.7861
-----------------------------------------------------------------------------------------------------------------------------------
26-Feb-93      0.9375    125.0000     5.9170     107.5818     19.4440    119.4496    0.0000                   443.3800    108.0176
-----------------------------------------------------------------------------------------------------------------------------------
05-Mar-93      0.8125    108.3333     6.5000     118.1818     20.5560    126.2809    0.0000                   446.1100    108.6827
-----------------------------------------------------------------------------------------------------------------------------------
12-Mar-93      0.8125    108.3333     6.8330     124.2364     19.7220    121.1574    0.0000                   449.8300    109.5890
-----------------------------------------------------------------------------------------------------------------------------------
19-Mar-93      0.7500    100.0000     6.1670     112.1273     19.7780    121.5014    0.0000                   450.1800    109.6743
-----------------------------------------------------------------------------------------------------------------------------------
26-Mar-93      0.7500    100.0000     6.1670     112.1273     18.8330    115.6960    0.0000                   447.7800    109.0896
-----------------------------------------------------------------------------------------------------------------------------------
02-Apr-93      0.7813    104.1667     6.0000     109.0909     19.5000    119.7936    0.0000                   441.3900    107.5328
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 3                                                           CONFIDENTIAL



              ---------------------------------------------------------------------------------------------------------------------
                   BREAK                  O'CHARLEYS               BRINKER                WCCI                      S&P 500
              ---------------------------------------------------------------------------------------------------------------------
DATES          PRICE      INDEX       PRICE       INDEX      PRICE        INDEX      PRICE      INDEX          PRICE       INDEX
-----------------------------------------------------------------------------------------------------------------------------------
09-Apr-93      0.7500    100.0000     6.0000     109.0909     19.1670    117.7479    0.0000                   441.8400    107.6425
-----------------------------------------------------------------------------------------------------------------------------------
16-Apr-93      0.7031     93.7500     6.0000     109.0909     19.7780    121.5014    0.0000                   448.9400    109.3722
-----------------------------------------------------------------------------------------------------------------------------------
23-Apr-93      0.6875     91.6667     6.1670     112.1273     19.1110    117.4039    0.0000                   437.0300    106.4706
-----------------------------------------------------------------------------------------------------------------------------------
30-Apr-93      0.7500    100.0000     5.6670     103.0364     19.2780    118.4298    0.0000                   440.1900    107.2405
-----------------------------------------------------------------------------------------------------------------------------------
07-May-93      0.9375    125.0000     5.3330     115.1455     21.5560    132.4241    0.0000                   442.3100    107.7570
-----------------------------------------------------------------------------------------------------------------------------------
14-May-93      0.8125    108.3333     6.4170     116.6727     20.8330    127.9826    0.0000                   439.5600    107.0870
-----------------------------------------------------------------------------------------------------------------------------------
21-May-93      0.8125    108.3333     6.0830     110.6000     23.5000    144.3666    0.0000                   445.8400    108.6170
-----------------------------------------------------------------------------------------------------------------------------------
28-May-93      0.8750    116.6667     7.0000     127.2727     23.4170    143.8567    0.0000                   450.1900    109.6767
-----------------------------------------------------------------------------------------------------------------------------------
04-Jun-93      0.8438    112.5000     6.6670     121.2182     23.4170    143.8567    0.0000                   450.0600    109.6450
-----------------------------------------------------------------------------------------------------------------------------------
11-Jun-93      1.0000    133.3333     7.1670     130.3091     22.9170    140.7851    0.0000                   447.2600    108.9629
-----------------------------------------------------------------------------------------------------------------------------------
18-Jun-93      0.9375    125.0000     6.5000     118.1818     22.3330    137.1974    0.0000                   443.6800    108.0907
-----------------------------------------------------------------------------------------------------------------------------------
25-Jun-93      1.0625    141.6667     6.6670     121.2182     21.9170    134.6418    0.0000                   447.6000    109.0457
-----------------------------------------------------------------------------------------------------------------------------------
02-Jul-93      1.0000    133.3333     6.3330     115.1455     23.3330    143.3407    0.0000                   445.8400    108.6170
-----------------------------------------------------------------------------------------------------------------------------------
09-Jul-93      1.0625    141.6667     6.5000     118.1818     23.8330    146.4123    0.0000                   448.1300    109.1748
-----------------------------------------------------------------------------------------------------------------------------------
16-Jul-93      1.0625    141.6667     6.6670     121.2182     23.0830    141.8049    0.0000                   445.7500    108.5950
-----------------------------------------------------------------------------------------------------------------------------------
23-Jul-93      1.0000    133.3333     6.8330     124.2364     22.1670    136.1777    0.0000                   447.1000    108.9239
-----------------------------------------------------------------------------------------------------------------------------------
30-Jul-93      0.9688    129.1667     6.6670     121.2182     23.5830    144.8765    0.0000                   448.1300    109.1748
-----------------------------------------------------------------------------------------------------------------------------------
06-Aug-93      0.9063    120.8333     6.8330     124.2364     24.1670    148.4642    0.0000                   448.6800    109.3088
-----------------------------------------------------------------------------------------------------------------------------------
13-Aug-93      0.8750    116.6667     7.1670     130.3091     24.5830    151.0198    0.0000                   450.1400    109.6645
-----------------------------------------------------------------------------------------------------------------------------------
20-Aug-93      0.9688    129.1667     7.0000     127.2727     23.3330    143.3407    0.0000                   456.1600    111.1311
-----------------------------------------------------------------------------------------------------------------------------------
27-Aug-93      0.7500    100.0000     7.0830     128.7818     24.1670    148.4642    0.0000                   460.5400    112.1982
-----------------------------------------------------------------------------------------------------------------------------------
03-Sep-93      0.9063    120.8333     7.6670     139.4000     26.0830    160.2347    0.0000                   461.3400    112.3931
-----------------------------------------------------------------------------------------------------------------------------------
10-Sep-93      0.8281    110.4167     7.3330     133.3273     25.2500    155.1173    0.0000                   461.7200    112.4857
-----------------------------------------------------------------------------------------------------------------------------------
17-Sep-93      0.6875     91.6667     8.5000     154.5456     24.0000    147.4383    0.0000                   458.8300    111.7816
-----------------------------------------------------------------------------------------------------------------------------------
24-Sep-93      0.8750    116.6667     8.0000     145.4545     25.0000    153.5815    0.0000                   457.6300    111.4893
-----------------------------------------------------------------------------------------------------------------------------------
01-Oct-93      0.8750    116.6667     8.6670     157.5818     26.4170    152.2865    0.0000                   461.2900    112.3809
-----------------------------------------------------------------------------------------------------------------------------------
08-Oct-93      0.8750    116.6667     8.5830     156.0545     26.0830    160.2347    0.0000                   460.3100    112.1422
-----------------------------------------------------------------------------------------------------------------------------------
15-Oct-93      0.7500    100.0000     8.5000     154.5456     27.0830    166.3779    0.0000                   469.5000    114.3811
-----------------------------------------------------------------------------------------------------------------------------------
22-Oct-93      0.7500    100.0000     8.4170     153.0364     28.0000    172.0113    0.0000                   463.2700    112.8633
-----------------------------------------------------------------------------------------------------------------------------------
29-Oct-93      0.7813    104.1667     9.8330     178.7818     27.8330    170.9854    0.0000                   467.8300    113.9742
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 3                                                           CONFIDENTIAL


              ---------------------------------------------------------------------------------------------------------------------
                   BREAK                  O'CHARLEYS                BRINKER                 WCCI                  S&P 500
              ---------------------------------------------------------------------------------------------------------------------
DATES          PRICE      INDEX       PRICE       INDEX      PRICE         INDEX      PRICE       INDEX       PRICE       INDEX
-----------------------------------------------------------------------------------------------------------------------------------
05-Nov-93      0.9375    125.0000     9.5000     172.7273     27.7500    170.4755    0.0000                   459.5700    111.9619
-----------------------------------------------------------------------------------------------------------------------------------
12-Nov-93      0.8125    108.3333     9.3330     169.6909     30.0000    184.2978    0.0000                   465.3900    113.3798
-----------------------------------------------------------------------------------------------------------------------------------
19-Nov-93      0.8125    108.3333     9.2500     168.1818     29.0000    178.1546    0.0000                   462.6000    112.7001
-----------------------------------------------------------------------------------------------------------------------------------
26-Nov-93      0.8438    112.5000     9.3330     169.6909     28.4170    174.5730    0.0000                   463.0600    112.8121
-----------------------------------------------------------------------------------------------------------------------------------
03-Dec-93      0.8125    108.3333     9.6670     175.7636     30.0830    184.8077    0.0000                   464.8900    113.2580
-----------------------------------------------------------------------------------------------------------------------------------
10-Dec-93      0.8125    108.3333     9.5000     172.7273     30.0330    186.3435    0.0000                   463.9300    113.0241
-----------------------------------------------------------------------------------------------------------------------------------
17-Dec-93      0.7500    100.0000     9.3330     169.6909     30.0000    184.2978    0.0000                   466.3800    113.6210
-----------------------------------------------------------------------------------------------------------------------------------
24-Dec-93      0.6875     91.6667     8.6670     157.5818     30.1670    185.3237    0.0000                   467.3800    113.8646
-----------------------------------------------------------------------------------------------------------------------------------
31-Dec-93      0.8750    116.6667     9.6670     175.7636     30.6670    188.3954    0.0000                   466.4500    113.6380
-----------------------------------------------------------------------------------------------------------------------------------
07-Jan-94      0.9375    125.0000     9.8330     178.7818     28.6670    176.1089    0.0000                   469.9000    114.4785
-----------------------------------------------------------------------------------------------------------------------------------
14-Jan-94      0.8750    116.6667     9.8330     178.7818     28.7500    176.6187    0.0000                   474.9100    115.6991
-----------------------------------------------------------------------------------------------------------------------------------
21-Jan-94      0.8125    108.3333     9.3330     169.6909     29.1670    179.1805    0.0000                   474.7200    115.6528
-----------------------------------------------------------------------------------------------------------------------------------
28-Jan-94      0.8750    116.6667     9.6670     175.7636     28.6670    176.1089    0.0000                   478.7000    116.2240
-----------------------------------------------------------------------------------------------------------------------------------
04-Feb-94      0.8750    116.6667    10.1670     184.8545     26.8330    164.8421    0.0000                   469.8100    114.4566
-----------------------------------------------------------------------------------------------------------------------------------
11-Feb-94      0.8438    112.5000     9.3330     169.6909     28.5830    175.5928    0.0000                   470.1800    114.5467
-----------------------------------------------------------------------------------------------------------------------------------
18-Feb-94      0.7500    100.0000     9.1670     166.6727     28.7500    176.6187    0.0000                   467.6900    113.9401
-----------------------------------------------------------------------------------------------------------------------------------
25-Feb-94      0.7500    100.0000     9.5000     172.7273     29.9170    183.7879    0.0000                   466.0700    113.5424
-----------------------------------------------------------------------------------------------------------------------------------
04-Mar-94      0.7656    102.0833     9.5000     172.7273     30.8330    189.4152    0.0000                   464.7400    113.2214
-----------------------------------------------------------------------------------------------------------------------------------
11-Mar-94      0.7188     95.8333    10.0000     181.8182     31.8330    195.5584    0.0000                   466.4400    113.6356
-----------------------------------------------------------------------------------------------------------------------------------
18-Mar-94      0.7500    100.0000    10.6670     193.9456     33.1670    203.7335    0.0000                   471.0600    114.7611
-----------------------------------------------------------------------------------------------------------------------------------
25-Mar-94      0.7031     93.7500    11.0000     200.0000     32.0000    196.5843    0.0000                   460.5800    112.2080
-----------------------------------------------------------------------------------------------------------------------------------
01-Apr-94      0.6563     87.5000    10.5000     190.9091     28.7500    176.6187    0.0000                   445.7700    108.5999
-----------------------------------------------------------------------------------------------------------------------------------
08-Apr-94      0.7188     95.8333    10.7500     195.4545     29.6250    181.9941    0.0000                   447.1000    108.9239
-----------------------------------------------------------------------------------------------------------------------------------
15-Apr-94      0.6875     91.6667    10.7500     195.4545     25.8750    158.9569    0.0000                   446.1800    108.6998
-----------------------------------------------------------------------------------------------------------------------------------
22-Apr-94      0.6875     91.6667    11.0000     200.0000     28.5000    175.0829    0.0000                   447.6300    109.0530
-----------------------------------------------------------------------------------------------------------------------------------
29-Apr-94      0.7500    100.0000    10.5000     190.9091     28.2500    173.5471    0.0000                   450.9100    109.8521
-----------------------------------------------------------------------------------------------------------------------------------
06-May-94      0.8438    112.5000    12.0000     218.1818     25.8750    158.9569    6.2500      100.0000     447.8200    109.0993
-----------------------------------------------------------------------------------------------------------------------------------
13-May-94      0.6875     91.6667    11.5000     209.0909     24.3750    149.7420    6.2500      100.0000     444.1400    108.2028
-----------------------------------------------------------------------------------------------------------------------------------
20-May-94      0.7500    100.0000    11.6670     212.1273     26.3750    162.0285    6.6250      106.0000     454.9200    110.8290
-----------------------------------------------------------------------------------------------------------------------------------
27-May-94      0.8125    108.3333    11.5000     209.0909     25.3750    155.8852    6.3750      102.0000     457.3300    111.4162
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 3                                                           CONFIDENTIAL
                                 PROJECT BREAK
                       WEEKLY INDEXED STOCK PRICE HISTORY


              ---------------------------------------------------------------------------------------------------------------------
                   BREAK                  O'CHARLEYS               BRINKER                 WCCI                      S&P 500
              ---------------------------------------------------------------------------------------------------------------------
DATES          PRICE      INDEX       PRICE       INDEX      PRICE        INDEX      PRICE       INDEX          PRICE       INDEX
-----------------------------------------------------------------------------------------------------------------------------------
03-Jun-94      0.8125    108.3333    12.0000     218.1818     25.0000    153.5815    6.6250      106.0000     460.1300    112.0983
-----------------------------------------------------------------------------------------------------------------------------------
10-Jun-94      0.7656    102.0833    12.0000     218.1818     23.0000    141.2950    7.0000      112.0000     458.6700    111.7426
-----------------------------------------------------------------------------------------------------------------------------------
17-Jun-94      0.7500    100.0000    12.0000     218.1818     23.7500    145.9024    6.6750      108.0000     458.4500    111.6890
-----------------------------------------------------------------------------------------------------------------------------------
24-Jun-94      0.6875     91.6667    12.1670     221.2182     20.6250    126.7048    6.7500      108.0000     442.8000    107.8763
-----------------------------------------------------------------------------------------------------------------------------------
01-Jul-94      0.6875     91.6667    12.1670     221.2182     20.5000    125.9368    6.1880       99.0080     446.2000    108.7047
-----------------------------------------------------------------------------------------------------------------------------------
08-Jul-94      0.6875     91.6667    11.4170     207.5818     23.1250    142.0629    6.0000       96.0000     449.5500    109.5208
-----------------------------------------------------------------------------------------------------------------------------------
15-Jul-94      0.7500    100.0000    11.8330     215.1455     24.0000    147.4383    6.5000      104.0000     454.1600    110.6439
-----------------------------------------------------------------------------------------------------------------------------------
22-Jul-94      0.6875     91.6667    12.0000     218.1818     23.0000    141.2950    6.5000      104.0000     453.1100    110.3881
-----------------------------------------------------------------------------------------------------------------------------------
29-Jul-94      0.6875     91.6667    12.3330     224.2364     22.3750    137.4555    6.0000       96.0000     458.2600    111.6428
-----------------------------------------------------------------------------------------------------------------------------------
05-Aug-94      0.7188     95.8333    12.5000     227.2727     21.0000    129.0085    6.1250       98.0000     457.0900    111.3577
-----------------------------------------------------------------------------------------------------------------------------------
12-Aug-94      0.7031     93.7500    12.5000     227.2727     22.0000    135.1517    6.0000       96.0000     461.9400    112.5393
-----------------------------------------------------------------------------------------------------------------------------------
19-Aug-94      0.7813    104.1667    12.9380     235.2364     24.0000    147.4383    6.0000       96.0000     463.6800    112.9632
-----------------------------------------------------------------------------------------------------------------------------------
26-Aug-94      0.7500    100.0000    14.5000     263.6364     24.8750    152.8136    6.1250       98.0000     473.8000    115.4287
-----------------------------------------------------------------------------------------------------------------------------------
02-Sep-94      0.7188     95.8333    14.2500     259.0909     24.0000    147.4383    6.0000       96.0000     470.9900    114.7441
-----------------------------------------------------------------------------------------------------------------------------------
09-Sep-94      0.7188     95.8333    13.7500     250.0000     25.7500    158.1890    6.1250       98.0000     468.1800    114.0595
-----------------------------------------------------------------------------------------------------------------------------------
16-Sep-94      0.7188     95.8333    13.7500     250.0000     25.7500    158.1890    6.0000       96.0000     471.1900    114.7928
-----------------------------------------------------------------------------------------------------------------------------------
23-Sep-94      0.7031     93.7500    12.8750     234.0909     24.7500    152.0457    6.0000       96.0000     459.6700    111.9863
-----------------------------------------------------------------------------------------------------------------------------------
30-Sep-94      0.7500    100.0000    13.5000     245.4545     24.0000    147.4383    6.2500      100.0000     462.6900    112.7220
-----------------------------------------------------------------------------------------------------------------------------------
07-Oct-94      0.7188     95.8333    12.7500     231.8182     24.0000    147.4383    6.2500      100.0000     455.1000    110.8729
-----------------------------------------------------------------------------------------------------------------------------------
14-Oct-94      0.6875     91.6667    12.0000     218.1818     23.0000    141.2950    6.0000       96.0000     469.1000    114.2836
-----------------------------------------------------------------------------------------------------------------------------------
21-Oct-94      0.6875     91.6667    11.0000     200.0000     23.0000    141.2950    6.2500      100.0000     464.8900    113.2580
-----------------------------------------------------------------------------------------------------------------------------------
28-Oct-94      0.6875     91.6667    10.5000     190.9091     23.1250    142.0629    5.8750       94.0000     473.7700    115.4213
-----------------------------------------------------------------------------------------------------------------------------------
04-Nov-94      0.7188     95.8333    11.5000     209.0909     23.7500    145.9024    6.0940       97.5040     462.2800    112.6221
-----------------------------------------------------------------------------------------------------------------------------------
11-Nov-94      0.7188     95.8333    10.7500     195.4545     21.5000    132.0801    6.0940       97.5040     462.3500    112.6392
-----------------------------------------------------------------------------------------------------------------------------------
18-Nov-94      0.6563     87.5000    11.0000     200.0000     22.1250    135.9196    5.8750       94.0000     461.4700    112.4248
-----------------------------------------------------------------------------------------------------------------------------------
25-Nov-94      0.6250     83.3333    10.5000     190.9091     18.0000    110.5787    5.8750       94.0000     452.2900    110.1883
-----------------------------------------------------------------------------------------------------------------------------------
02-Dec-94      0.6250     83.3333    10.8750     197.7273     16.6250    102.1317    5.8750       94.0000     453.3000    110.4344
-----------------------------------------------------------------------------------------------------------------------------------
09-Dec-94      0.6563     87.5000    10.5000     190.9091     17.1250    105.2033    5.8750       94.0000     446.9600    108.8898
-----------------------------------------------------------------------------------------------------------------------------------
16-Dec-94      0.4688     62.5000    10.0000     181.8182     17.6250    108.2750    5.8750       94.0000     458.8000    111.7743
-----------------------------------------------------------------------------------------------------------------------------------
23-Dec-94      0.4688     62.5000    10.3750     188.6364     18.3750    112.8824    6.0630       97.0080     459.8300    112.0252
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 3                                                           CONFIDENTIAL

                                 PROJECT BREAK
                       WEEKLY INDEXED STOCK PRICE HISTORY


              ---------------------------------------------------------------------------------------------------------------------
                   BREAK                  O'CHARLEYS               BRINKER                   WCCI                   S&P 500
              ---------------------------------------------------------------------------------------------------------------------
DATES          PRICE      INDEX       PRICE       INDEX      PRICE        INDEX      PRICE        INDEX         PRICE       INDEX
-----------------------------------------------------------------------------------------------------------------------------------
30-Dec-94      0.5625     75.0000    11.0000     200.0000     18.1250    111.3466    6.0630       97.0080     459.2700    111.8888
-----------------------------------------------------------------------------------------------------------------------------------
06-Jan-95      0.4688     62.5000    10.2500     186.3636     19.2500    118.2578    6.2500      100.0000     460.6800    112.2323
-----------------------------------------------------------------------------------------------------------------------------------
13-Jan-95      0.5000     66.6667    10.0000     181.8182     20.6250    126.7048    6.2500      100.0000     465.9700    113.5211
-----------------------------------------------------------------------------------------------------------------------------------
20-Jan-95      0.5156     68.7500    10.5000     190.9091     18.6250    114.4182    6.0630       97.0080     464.7800    113.2312
-----------------------------------------------------------------------------------------------------------------------------------
27-Jan-95      0.5625     75.0000    11.3750     206.8182     18.1250    111.3466    5.8750       94.0000     470.3900    114.5979
-----------------------------------------------------------------------------------------------------------------------------------
03-Feb-95      0.5000     66.6667    11.7500     213.6364     19.5000    119.7936    6.0630       97.0080     478.6400    116.6078
-----------------------------------------------------------------------------------------------------------------------------------
10-Feb-95      0.5000     66.6667    12.7500     231.8182     20.5000    125.9368    5.8750       94.0000     481.4600    117.2948
-----------------------------------------------------------------------------------------------------------------------------------
17-Feb-95      0.5000     66.6667    14.0000     254.5455     20.6250    126.7048    5.7500       92.0000     481.9700    117.4191
-----------------------------------------------------------------------------------------------------------------------------------
24-Feb-95      0.5000     66.6667    13.7500     250.0000     19.8750    122.0973    5.5000       88.0000     488.1100    118.9149
-----------------------------------------------------------------------------------------------------------------------------------
03-Mar-95      0.5313     70.8333    13.2500     240.9091     19.3750    119.0257    5.7500       92.0000     485.4200    118.2596
-----------------------------------------------------------------------------------------------------------------------------------
10-Mar-95      0.5000     66.6667    13.0000     236.3636     16.8750    103.6675    6.3750      102.0000     489.5700    119.2706
-----------------------------------------------------------------------------------------------------------------------------------
17-Mar-95      0.4688     62.5000    12.2500     222.7273     16.1250     99.0601    5.8750       94.0000     495.5200    120.7202
-----------------------------------------------------------------------------------------------------------------------------------
24-Mar-95      0.4375     58.3333    11.7500     213.6364     17.0000    104.4354    6.0000       96.0000     500.9700    122.0479
-----------------------------------------------------------------------------------------------------------------------------------
31-Mar-95      0.4375     58.3333    11.7500     213.6364     16.6250    102.1317    6.5000      104.0000     500.7100    121.9846
-----------------------------------------------------------------------------------------------------------------------------------
07-Apr-95      0.4063     54.1667    11.0000     200.0000     16.0000     98.2922    6.6250      106.0000     506.4200    123.3756
-----------------------------------------------------------------------------------------------------------------------------------
14-Apr-95      0.4688     62.5000    11.3750     206.8182     15.2500     93.6847    6.3750      102.0000     509.2300    124.0602
-----------------------------------------------------------------------------------------------------------------------------------
21-Apr-95      0.4063     54.1667    11.5000     209.0909     16.2500     99.8280    6.3750      102.0000     508.4900    123.8799
-----------------------------------------------------------------------------------------------------------------------------------
28-Apr-95      0.4063     54.1667    12.5000     227.2727     17.1250    105.2033    6.7500      108.0000     514.7100    125.3953
-----------------------------------------------------------------------------------------------------------------------------------
05-May-95      0.3906     52.0833    12.2500     222.7273     16.8750    103.6675    6.5000      104.0000     520.1200    126.7133
-----------------------------------------------------------------------------------------------------------------------------------
12-May-95      0.4063     54.1667    11.5000     209.0909     17.3750    106.7392    7.0000      112.0000     525.5500    128.0362
-----------------------------------------------------------------------------------------------------------------------------------
19-May-95      0.3750     50.0000    11.5000     209.0909     17.1250    105.2033    6.7500      108.0000     519.1900    126.4867
-----------------------------------------------------------------------------------------------------------------------------------
26-May-95      0.3906     52.0833    11.2500     204.5456     16.8750    103.6675    6.5000      104.0000     523.6500    127.5733
-----------------------------------------------------------------------------------------------------------------------------------
02-Jun-95      0.4063     54.1667    11.2500     204.5455     16.5000    101.3638    6.6250      106.0000     532.5100    129.7318
-----------------------------------------------------------------------------------------------------------------------------------
09-Jun-95      0.3438     45.8333    12.7500     231.8182     17.5000    107.5071    6.3750      102.0000     527.9400    128.6184
-----------------------------------------------------------------------------------------------------------------------------------
16-Jun-95      0.4688     62.5000    12.0000     218.1818     17.0000    104.4354    6.2500      100.0000     539.8300    131.5151
-----------------------------------------------------------------------------------------------------------------------------------
23-Jun-95      0.3438     45.8333    12.2500     222.7273     17.2500    105.9712    6.0000       96.0000     549.7100    133.9221
-----------------------------------------------------------------------------------------------------------------------------------
30-Jun-95      0.3906     52.0833    13.0000     236.3636     17.2500    105.9712    6.1250       98.0000     544.7500    132.7137
-----------------------------------------------------------------------------------------------------------------------------------
07-Jul-95      0.3750     50.0000    13.7500     250.0000     18.0000    110.5787    6.1250       98.0000     556.3700    135.5446
-----------------------------------------------------------------------------------------------------------------------------------
14-Jul-95      0.3750     50.0000    13.5000     245.4545     18.3750    112.8824    6.2810      100.4960     559.8900    136.4022
-----------------------------------------------------------------------------------------------------------------------------------
21-Jul-95      0.3750     50.0000    13.7500     250.0000     18.3750    112.8824    6.0630       97.0080     553.6200    134.8747
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 3                                                           CONFIDENTIAL



              ---------------------------------------------------------------------------------------------------------------------
                   BREAK                  O'CHARLEYS                BRINKER                  WCCI                   S&P 500
              ---------------------------------------------------------------------------------------------------------------------
DATES          PRICE      INDEX       PRICE       INDEX       PRICE        INDEX      PRICE        INDEX       PRICE       INDEX
-----------------------------------------------------------------------------------------------------------------------------------
28-Jul-95      0.3438     45.8330    14.0000     254.5455     17.7500    109.0429    6.0940       97.5040     562.9300    137.1428
-----------------------------------------------------------------------------------------------------------------------------------
04-Aug-95      0.3750     50.0000    13.7500     250.0000     17.7500    109.0429    5.8750       94.0000     558.9400    136.1707
-----------------------------------------------------------------------------------------------------------------------------------
11-Aug-95      0.3750     50.0000    13.6250     247.7273     17.1250    105.2033    6.0000       96.0000     555.1100    135.2377
-----------------------------------------------------------------------------------------------------------------------------------
18-Aug-95      0.3750     50.0000    14.7500     268.1818     17.0000    104.4354    6.2500      100.0000     559.2100    136.2365
-----------------------------------------------------------------------------------------------------------------------------------
25-Aug-95      0.3438     45.8333    16.1250     293.1818     16.8760    103.6675    5.7500       92.0000     560.1000    136.4533
-----------------------------------------------------------------------------------------------------------------------------------
01-Sep-95      0.3438     45.8333    17.0000     309.0909     15.2500     93.6847    5.5000       88.0000     563.8400    137.3645
-----------------------------------------------------------------------------------------------------------------------------------
08-Sep-95      0.3750     50.0000    16.0000     290.9091     15.2500     93.6847    5.6250       90.0000     572.6800    139.5181
-----------------------------------------------------------------------------------------------------------------------------------
15-Sep-95      0.3438     45.8333    16.0000     290.9091     15.0000     92.1489    6.2500      100.0000     583.3500    142.1176
-----------------------------------------------------------------------------------------------------------------------------------
22-Sep-95      0.3594     47.9167    15.0000     272.7273     15.7500     96.7564    6.1800       99.0080     581.7300    141.7229
-----------------------------------------------------------------------------------------------------------------------------------
                           0.0000                  0.0000     15.7500     96.7564    6.1250       98.0000     581.8100    141.7424
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 4                                                          CONFIDENTIAL

                                 PROJECT BREAK
             OPERATING PERFORMANCE COMPARISON OF BREAK AND SELECTED
                           PUBLICLY TRADED COMPANIES


                                                                                          CAGR Last 3 Years
                              Gross        EBITDA         EBIT                            -----------------
                              Margin       Margin         Margin        Sales                   EBITDA          Net Income
                              ------       ------         ------        -----                   ------          ----------
Break                         19.27%          2.14%            NA       40.23%                    NA                NA
Bowl America                  28.89%         25.97%        19.89%       2.16%                     NA                NA
O'Charley's                   16.52%          9.02%         6.27%       NA                        NA            49.84%
Brinker International         21.83%         17.25%        11.39%       23.27%                  33.49%          34.56%
Western Country Clubs         69.47%         13.11%         6.34%       NA                        NA                NA

EXHIBIT 5                                                           CONFIDENTIAL

                                PROJECT BREAK

   COMMON STOCK COMPARISON OF BREAK AND SELECTED PUBLICLY TRADED COMPANIES
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                            Brinker                Western
                               Break             Bowl America         O'Charley's         International         Country Clubs
                          ---------------     -----------------   ------------------   ------------------   --------------------
FY Ending                    March 31,             July 31,          December 25,          June 29,               December 31,

Balance Sheet Data         As of                 As of               As of                As of                 As of
                         06/30/95              04/02/95            07/09/95             03/29/95              06/30/95
                         --------              --------            --------             --------              --------
Cash                          392                10,755                 504                1,147                   173
Total Assets                7,514                39,011              85,137              641,646                 5,787

Short Term Debt                88   1.99%             0   0.00%       1,918   2.95%       31,009   6.09%            72    1.57%
Long Term Debt              1,317  29.73%             0   0.00%      20,335  31.26%        4,448   0.87%           592   12.89%
                            -----  ------        ------   -----     ------- -------      ------- -------         -----  -------
Total Debt                  1,405  31.73%             0   0.00%      22,253  34.20%       35,457   6.96%           664   14.46%
Shareholder's Equity        3,024  68.27%        32,275 100.00%      42,805  65.80%      473,903  93.04%         3,928   85.54%
                            -----  ------        ------ -------      ------ -------      ------- -------         -----  -------
Total Capitalization        4,429 100.00%        32,275 100.00%      65,058 100.00%      509,360 100.00%         4,592  100.00%
                            ===== =======        ====== =======      ====== =======      ======= =======         =====  =======

Common Shares
  Outstanding               9,138                 5,743               7,075               71,941                 2,921
Book Value per Share         0.33                  5.62                6.05                 6.59                  1.34
Closing Price per Share      0.36                  8.63               15.38                15.56                  6.25
Market Equity Value         3,284                49,533             108,778            1,119,402                18,256
Enterprise Value         5,720(a)                38,778             130,527            1,153,712                18,747


                              FY      FY              FY      FY           FY       FY
                             1994    1995    LTM     1993    1994  LTM    1993     1994    LTM
                             ----    ----    ---     ----    ----  ---    ----     ----    ---
Revenue Multiple             1.11    0.72    0.65    1.42    1.38  1.31    1.52    1.16    1.05
EBIT Multiple                  NA      NA      NA     6.8    6.92  8.45   27.32   18.57   16.17
EBITDA Multiple                NA   33.57   35.08    5.45     5.3   5.9   16.42   12.90   10.53

Latest 12 months EPS           NA                   15.32                 23.36




                                 FY      FY                FY       FY
                                1993    1994     LTM      1993     1994     LTM
                                ----    ----     ---      ----     ----     ---
Revenue Multiple                1.65    1.31    1.16      68.92     2.97    2.31
EBIT Multiple                  14.72   11.53   10.55     520.76    46.87   20.83
EBITDA Multiple                 9.89    7.61    6.44     520.76    22.67   15.53

Latest 12 months EPS           15.94                       32.2


Revenue/Net Inc./               Net     Net             Net     Net             Net     Net
  Net Margin          Revenue   Inc.   Margin  Revenue  Inc.   Margin  Revenue  Inc.   Margin
                      -------   ----   ------  -------  ----   ------  -------  ----   ------
               1992    2,890   (1,816)     NA   25,985  3,717  14.30%   73,914  1,987   2.69%
               1993    3,681       12   0.33%   27,235  3,974  14.59%   85,851  2,868   3.34%
               1994    5,148   (1,104)     NA   28,171  3,817  13.56%  112,128  4,461   3.98%
            1995(b)    7,969   (1,083)     NA       NA     NA      NA       NA     NA      NA
   Latest 12 Months    8,833   (1,076)     NA   29,652  3,233  10.90%  124,178  4,656   3.75%


Revenue/Net Inc./               Net      Net              Net     Net
  Net Margin           Revenue  Inc.    Margin Revenue    Inc.   Margin
                       -------  ----    ------ -------    ----   ------
               1992    562,361  36,025  6.41%       NA      NA       NA
               1993    697,396  50,923  7.30%      272      36   13.24%
               1994    878,473  61,606  7.01%    6,306      51    0.81%
            1995(b)         NA      NA     NA       NA      NA       NA
   Latest 12 Months    992,866  70,214  7.07%    8,107     567    6.99%

EXHIBIT 5                                                           CONFIDENTIAL

EBIT/EPS/                            EBIT                    EBIT                    EBIT
   EBIT Margin        EBIT    EPS    Margin    EBIT    EPS   Margin    EBIT    EPS   Margin
                      ----    ---    ------    ----    ---   ------    ----    ---   ------
               1992  (1,116) (0.20)      NA    5,094   0.65  19.80%    3,403   0.28   4.60%
               1993     (42)  0.00       NA    5,704   0.69  20.94%    4,777   0.41   5.56%
               1994    (512) (0.12)      NA    5,602   0.66  19.89%    7,030   0.63   6.27%
            1995(b)    (390) (0.12)      NA       NA     NA      NA       NA     NA      NA
   Latest 12 Months    (390) (0.12)      NA    4,588   0.56  15.47%    8,072   0.66   6.50%

Three Year Peak
   EPS                  0.00                    0.69                    0.63



EBIT/EPS/                               EBIT                     EBIT
   EBIT Margin           EBIT    EPS    Margin   EBIT     EPS    Margin
                         ----    ---    ------   ----     ---    ------
               1992     55,483    0.5   9.87%       NA      NA      NA
               1993     78,401   0.71  11.24%       36    0.01  13.24%
               1994    100,065   0.85  11.39%      400    0.02   6.34%
            1995(b)         NA     NA      NA       NA      NA      NA
   Latest 12 Months    109,392   0.98  11.02%      900    0.19  11.10%

Three Year Peak
   EPS                    0.86                    0.02

Notes

(a)  Break Enterprise Value includes Minority Interest.
(b)  As of 9/25/95, FY 1995 numbers were only available for Break.

EXHIBIT 6                                                         CONFIDENTIAL

                                 PROJECT BREAK

                           SELECTED VALUATION ISSUES


                  A    Historical Performance

                           -  Revenue Growth

                              -     Aggregate

                              -     Club level

                           -  Margins

                              -     Absolute dollar amount

                              -     Percentages

                              -     Volatility

                           -  Overhead and Development

                           -  Net Income and Cash Flow

                  B    Projected Performance

                           -  Revenue growth

                              -     Short-term

                              -     Long-term

                           -  Margins

                              -     Improvement potential

                           -  Net Income and Cash Flow

                           -  Validity of 1996 projections

EXHIBIT 6                                                           CONFIDENTIAL


                  C    Capital Requirements and Sources

                       -      Expansion

                       -      Lease payments

                       -      Financing payments

                       -      Limited partnerships


                              -     Puts

                              -     Guarantees


                       -      Future required renovation

                       -      Internal cash flow

                       -      Sources

                  D    Company Story

                       -      History

                       -      Capital structure

                       -      Financings

                       -      Research

                  E    Trading Factors

                       -      Market Capitalization

                       -      Trading volume

                       -      Dividend

                  F    Miscellaneous

                       -      Size

                       -      Name

                       -      Industry Characteristics

EXHIBIT 7                                                         CONFIDENTIAL

                                 PROJECT BREAK

                 ANALYSIS OAT VARIOUS PRICES -- 100% OWNERSHIP
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

Price Per Share                                        0.20    0.25    0.30   0.35    0.40    0.45    0.50    0.55    0.60
Shares Outstanding (a)                                9,138   9,138   9,138  9,138   9,138   9,138   9,138   9,138   9,138
Equity Value (a)                                      1,828   2,284   2,741  3,198   3,655   4,112   4,569   5,026   5,483
Plus Minority Interest (a)                            1,423   1,423   1,423  1,423   1,423   1,423   1,423   1,423   1,423
Plus Debt (a)                                         1,405   1,405   1,405  1,405   1,405   1,405   1,405   1,405   1,405
Less Cash (a)                                         (392)   (392)   (392)  (392)   (392)   (392)   (392)   (392)   (392)
                                                    ----------------------------------------------------------------------
Enterprise Value                                      4,264   4,721   5,178  5,634   6,091   6,548   7,005   7,462   7,919

Multiple of Revenue (b)
-----------------------

1993 A                              3,581              1.19    1.32    1.45   1.57    1.70    1.83    1.96    2.08    2.21
1994 A                              5,148              0.83    0.92    1.01   1.09    1.18    1.27    1.36    1.45    1.54
1995 A                              7,969              0.54    0.59    0.65   0.71    0.76    0.82    0.88    0.94    0.99
LTM (6/30/95)                       8,833              0.48    0.53    0.59   0.64    0.69    0.74    0.79    0.84    0.90
1996 E                             11,463              0.37    0.41    0.45   0.49    0.53    0.57    0.61    0.65    0.69

Multiple of Adjusted EBIT (b)
-----------------------------

1993 A                               (42)                NA      NA      NA     NA      NA      NA      NA      NA      NA
1994 A                              (512)                NA      NA      NA     NA      NA      NA      NA      NA      NA
1995 A                              (353)                NA      NA      NA     NA      NA      NA      NA      NA      NA
LTM (6/30/95)                       (390)                NA      NA      NA     NA      NA      NA      NA      NA      NA

EXHIBIT 7                                                         CONFIDENTIAL

1996 E                                        245             17.42   19.29   21.16  23.02   24.89   26.76   26.62   30.49   32.36

Multiple of Adjusted EBITDA (b)
-------------------------------

1993 A                                        283             15.09   16.71   18.32  19.94   21.56   23.17   24.79   26.41   28.02
1994 A                                      (188)                NA      NA      NA     NA      NA      NA      NA      NA      NA
1995 A                                        170             25.02   27.71   30.39  33.07   35.75   38.43   41.11   43.79   46.48
LTM (6/30/95)                                 163             26.15   28.95   31.75  34.55   37.35   40.15   42.96   45.76   48.56
1996 E                                        911              4.68    5.18    5.68   6.19    6.69    7.19    7.69    8.19    8.69

Multiple of Adjusted EBITDA - CapEx
(Maintenance (c)
-----------------------------------

1993 A                                        208             20.54   22.74   24.94  27.14   29.35   31.55   33.75   35.95   38.15
1994 A                                      (193)                NA      NA      NA     NA      NA      NA      NA      NA      NA
1995 A                                         95             44.70   49.49   54.28  59.07   63.86   68.65   73.44   78.23   83.02
LTM (6/30/95)                                  88             48.41   53.60   58.78  63.97   69.16   74.34   79.53   84.72   89.91
1996 E                                        836              5.10    5.65    6.20   6.74    7.29    7.84    8.38    8.93    9.48



(a)  As of June 30, 1995.
(b)  Projections do not include Tacoma operation.
(c)  Assumes Maintenance Capital Expenditures.

EXHIBIT 7                                                         CONFIDENTIAL


                                 PROJECT BREAK

               ANALYSIS AT VARIOUS PRICES -- RESPECTIVE OWNERSHIP
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


Price Per Share                                            0.20    0.25    0.30    0.35    0.40   0.45    0.50    0.55    0.60
Shares Outstanding (a)                                    9,138   9,138   9,138   9,138   9,138  9,138   9,138   9,138   9,138
Equity Value (a)                                          1,828   2,284   2,741   3,196   3,655  4,112   4,569   5,026   5,483
Plus Debt (a)                                             1,405   1,405   1,405   1,405   1,405  1,405   1,405   1,405   1,405
Less Cash (a)                                             (392)   (392)   (392)   (392)   (392)  (392)   (392)   (392)   (392)
                                                          --------------------------------------------------------------------
Enterprise Value                                          2,841   3,296   3,755   4,211   4,668  5,125   5,582   6,039   6,496

Multiple of Revenue (b)
-----------------------

1993 A                                    3,581            0.79    0.92    1.05    1.18    1.30   1.43    1.56    1.69    1.81
1994 A                                    5,148            0.55    0.64    0.73    0.82    0.91   1.00    1.06    1.17    1.26
1995 A                                    7,969            0.36    0.41    0.47    0.53    0.59   0.64    0.70    0.76    0.82
LTM (6/30/95)                             8,833            0.32    0.37    0.43    0.48    0.53   0.58    0.63    0.68    0.74
1996 E                                   11,463            0.25    0.29    0.33    0.37    0.41   0.45    0.49    0.53    0.57

Multiple of Adjusted EBIT (after
Minority Interest Expense) (b)
--------------------------------

1993 A                                     (42)              NA      NA      NA      NA      NA     NA      NA      NA      NA
1994 A                                    (493)              NA      NA      NA      NA      NA     NA      NA      NA      NA
1995 A                                    (463)              NA      NA      NA      NA      NA     NA      NA      NA      NA
LTM (6/30/95)                             (491)              NA      NA      NA      NA      NA     NA      NA      NA      NA
1996 E                                     (48)              NA      NA      NA      NA      NA     NA      NA      NA      NA

EXHIBIT 7                                                         CONFIDENTIAL


Multiple of Adjusted EBITDA (After
Minority Interest Expense) (b)
----------------------------------

1993 A                                     263           10.05   11.67   13.29   14.90   16.52  18.14   19.75   21.37   22.99
1994 A                                    (99)              NA      NA      NA      NA      NA     NA      NA      NA      NA
1995 A                                      60           47.22   54.82   62.41   70.01   77.60  85.20   92.79  100.39  107.96
LTM (6/30/95)                               62           45.82   53.18   60.55   67.92   75.29  82.66   90.03   97.40  104.76
1996 E                                     618            4.80    5.34    6.08    6.82    7.56   8.30    9.04    9.77   10.51

(a)  As of June 30, 1995.
(b)  Projections do not include Tacoma operation.